                                                                  Exhibit 10.25

                      FOURTH AMENDMENT TO LOAN AGREEMENT
                      ----------------------------------


     THIS FOURTH AMENDMENT TO LOAN AGREEMENT (herein called this "Amendment") is made as of the 25th day of August, 2000 by and among Western Gas Resources, Inc. ("Borrower"), and Bank of America, N.A. ("Agent"), and the Lenders under the Loan Agreement referred to below.

                             W I T N E S S E T H:

     WHEREAS, Borrower, Agent, and Lenders have entered into that certain Loan Agreement dated as of April 29, 1999 (as amended, restated, or supplemented to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders made and became obligated to make loans to Borrower as therein provided;

     WHEREAS, Borrower is the sole shareholder of Western Gas Resources - Oklahoma, Inc. ("WGRO");

     WHEREAS, WGRO has recently acquired all of the partnership interests in Westana Gathering Company, a general partnership ("Westana"), the primary assets of which are the Avard/Waynoka gathering system (the "System") and the Chester gas processing plant (the "Plant");

     WHEREAS, concurrently with the repayment of the AG Debt (as defined below), Borrower desires to undertake the following transactions with respect to WGRO and Westana (collectively, the "Westana Transactions"):

          (a) all of Westana's assets shall be liquidated into WGRO;

          (b) WGRO shall concurrently therewith create a new subsidiary ("Newco"), which shall be capitalized with the System; and

          (c) subsequent to the creation of Newco, WGRO will be merged with and into the Company with the Company being the surviving entity, and, as a result of such merger, Borrower shall become the owner of the Plant;

     WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement for the purposes described herein, including, but limited to, consenting to Borrower's incurrence of indebtedness under a commercial paper program in an aggregate face amount not to exceed $50,000,000 at any time outstanding, and to the consummation of the Westana Transactions in connection with the repayment of the AG Debt;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                  ARTICLE I.

                          Definitions and References
                          --------------------------

     (S) 1.I.  Defined Terms.  Unless the context otherwise requires or unless
               -------------
otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment. As used herein, the following terms shall have the following meanings:

     "AG Debt" means all of the Debt owing by Borrower and the other Related
      -------
Persons to the American General Group under the Debt Securities described in part (ii) of the definition of Debt Securities contained in Section 1.1 of the Original Agreement.

     "Amendment" means this Fourth Amendment to Loan Agreement.
      ---------

     "Current Amendments" means the amendments described in Section 2.1 of this
      ------------------
Amendment.

     "Effective Date" has the meaning give it in Section 3.1 of this Agreement.
      --------------

     "Intercreditor Agreement" means the Intercreditor Agreement dated as of
      -----------------------
April 29, 1999, by and among the Lenders named therein, as amended, supplemented, or restated to the date hereof.

     "Loan Agreement" means the Original Agreement as amended by this Amendment.
      --------------

     "Pledge Agreement" means the Pledge Agreement dated as of April 29, 1999 by
      ----------------
Borrower in favor of Agent for the benefit of Lenders, as amended, supplemented, or restated to the date hereof.

     "Westana Amendments" means the amendments described in Section 2.2 and the
      ------------------
waivers and consents described in Section 2.3.

     "Westana Effective Date" has the meaning given it in Section 3.2 of this
      ----------------------
Agreement.

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                                  ARTICLE II.

                   Amendments, Waivers, and Other Agreements
                   -----------------------------------------

     (S) 2.I. Current Amendments.  Effective as of the Effective Date (as
              ------------------
defined in Article III), the Original Agreement is hereby amended as follows:

     (a)      Definitions.
              -----------

              (i) The definition of "EBITDA" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

              "EBITDA" means with respect to any Person, for any period, the
               ------
     amount equal to (i) such Person's net income (or net loss), plus (ii) such Person's Consolidated taxes, interest, depreciation, amortization and depletion expenses taken into account in determining such net income (or net loss) for such period, plus (iii) other non-cash items deducted in determining such net income (or net loss), minus (iv) other non-cash items
                                                -----
     added in determining such net income (or net loss), determined without duplication on a Consolidated basis and in accordance with GAAP.

              (ii) The following definitions are hereby added to Section 1.1 of the Original Agreement in proper alphabetical order:

              "CP Debt" means unsecured Debt in the form of commercial paper
               -------
     issued by Borrower which meets the following requirements: (i) such Debt has a maturity of not more than 270 days after the date of issuance thereof, (ii) the offering of such Debt is not required to be registered under the Securities Act of 1933, as amended, (iii) such Debt is not the subject of a Guarantee of any Related Person, (iv) at the time Borrower incurs such Debt, no Default or Event of Default shall have occurred and be continuing hereunder, and (v) the documentation evidencing such Debt shall contain no terms, conditions or defaults (other than pricing and back-up availability under this Agreement) which are more favorable to the third party creditor than those contained in this Agreement are to Lenders, as determined by Majority Lenders in their discretion (provided that Majority Lenders shall make any such determination at the time the initial documentation covering the issuance of CP Debt is executed and delivered and each time such documentation is modified, taking into consideration any amendments or modifications to this Agreement then in effect), and shall not contain any provision which attempts to modify, amend or restrict any of the rights or remedies of Agent or Lenders hereunder or under any of the other Loan Documents.

              "Guarantee" means as applied to any Debt, (i) a guarantee (other
               ---------
     than by enforcement of negotiable instruments of collection in the ordinary course of business), direct or indirect, in any manner all or any part of such Debt and (ii) any obligation to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of such Debt (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase such Debt, assets, goods, securities or services, or payment of amounts drawn under letters of credit).

     (b)       Use of Proceeds. The first sentence of Section 2.5 of the
               ---------------
Original Agreement is hereby amended in its entirety to read as follows:

               "Borrower shall use all funds from the Borrowings under the Loans to make capital expenditures and provide working capital for its operations, to meet its reimbursement obligations under LCs, and for other general business purposes (including but not limited to the repayment from time to time of CP Debt)."

     (c)       Debt. Section 6.2(a) of the Original Agreement is hereby amended
               ----
by amending subsection (x) thereof to read as follows and by adding thereto the following subsection (xi):

               "(x) CP Debt, the aggregate face amount of which shall not exceed $50,000,000 at any one time outstanding; and

               (xi) miscellaneous items of Debt not described in subsections (i) through (x) of thus subsection (a) which do not in the aggregate (taking into account all Debt of all Related Persons) exceed $5,000,000 at any one time outstanding."

     (d)       Limitation on Sales of Property. Subsection (iv) of Section
               -------------------------------
6.2(d) of the Original Agreement is hereby amended in its entirety to read as follows:

               "(iv) so long as no Default or Event of Default has occurred, other assets or property which are sold in arm's length transactions to third parties that are not Affiliates of Borrower and are sold for fair consideration not in the aggregate in excess of $35,000,000 during any Fiscal Year."

     (e)       Events of Default. The parenthetical clause in Section 8.1(f)(i)
               -----------------
of the Original Agreement is hereby amended in its entirety to read as follows:

               "(including, but not limited to, the Debt under the Debt Securities or the Subordinated Debt, or the CP Debt)"

     (S) 2.2.  Westana Amendments. On and as of the Westana Effective Date, the
               ------------------
definitions of "Westana" and "WGRO" in Section 1.1 of the Original Agreement and all references to "Westana" and "WGRO" in the Original Agreement shall be deleted from the Original Agreement with no further action needed on behalf of Agent, Lenders, Borrower, or the other Related Persons. Borrower shall not be required to pledge any capital stock of Newco to Agent and Lenders.

     (S) 2.3.  Consents and Waiver.  Agent and each Lender hereby consent to the
               -------------------
Westana Transactions and waive any Default or Event of Default arising therefrom under Section 8.1 of the Original Agreement. In addition, each Lender hereby consents to (a) the termination of the Guaranty dated as of April 29, 1999 executed by WGRO in favor of Agent (in this section called the "WGRO Guaranty") and (b) the release of Agent's lien and security interest in Borrower's common stock of WGRO arising under the Pledge Agreement (in this section called the "Lien Release"), in each case on or after the Westana Effective Date and the satisfaction in full of all conditions precedent set forth in Article III of this Amendment. Thereafter Agent shall execute and deliver to Borrower (i) a document evidencing the termination of the WGRO Guaranty and the Lien Release and (ii) return to Borrower all stock certificates issued by WGRO which it possesses under the Pledge Agreement. Borrower hereby agrees to deliver to Agent, within 30 days after the Westana Effective Date, an amendment to the Intercreditor Agreement duly executed by the parties thereto confirming the matters described in Section 3.2(a) hereto and the removal of American General as a party thereto due to payment in full of the AG Debt.


                                 ARTICLE III.

                          Conditions of Effectiveness
                          ---------------------------

     (S) 3.I.  Effective Date.  Except for the Westana Amendments, this
               --------------
Amendment shall become effective as of the date first above written (the "Effective Date") when, and only when, Agent shall have received all of the
                  -------------------
following and the Westana Amendments shall become effective as the Westana Effective Date when and only when, Agent shall have received all of the
               -------------------
following and the documents described in Section 3.2:

               (1) This Amendment, duly authorized, executed and delivered by Borrower, Agent, and each Lender, and in form and substance satisfactory to Agent.

               (2) A certificate of a duly authorized officer of Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness; and (ii) as to such other corporate matters as Agent shall deem necessary.

               (c) A written legal opinion of in-house counsel for Borrower, dated as of the date of this Amendment, addressed to Agent, to the effect that this Amendment has been duly authorized, executed and delivered by Borrower and that the Loan Agreement and each other Loan Document, as affected hereby, to which any Related Person is a party constitutes the legal, valid and binding obligation of each such Related Person, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity) and such other matters of Agent may require.

                (d) Payment of fees and disbursements of Thompson & Knight L.L.P. relating to this Amendment and the Loan Agreement as provided in the Loan Agreement.

                (e) Agent shall have additionally received such other documents as Agent may reasonably request.

     (S) 3.II.  Westana Effective Date.  The Westana Amendments shall become
                ----------------------
effective as of the date on which the AG Debt is repaid in full (the "Westana Effective Date") when and only when, Agent shall have received evidence
                 -------------------
satisfactory to Agent, in its sole and absolute discretion, that each other Person then a party to the Intercreditor Agreement has released its guaranty from WGRO and lien and security interest in the common stock of WGRO.


                                  ARTICLE IV.

                        Representations and Warranties
                        ------------------------------

     (S) 4.I.  Representations and Warranties of Borrower.  In order to induce
               ------------------------------------------
each Lender to enter into this Amendment, Borrower represents and warrants on the date hereof and as of the Effective Date to each Lender that:

               (1) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof (except as such representations and warranties have been modified by the transactions contemplated herein).

               (2) Borrower is duly authorized to execute and deliver this Amendment and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment.

               (3) The execution and delivery by Borrower of this Amendment, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment.

               (4) When duly executed and delivered, this Amendment, the Loan Agreement, and each other Loan Document, as affected hereby, will be a legal and binding obligation of each Related Person that is a party hereto and thereto enforceable against such Related Person in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

               (5) The audited Consolidated financial statements of Borrower dated as of December 31, 1999 and the unaudited Consolidated financial statements of Borrower dated as of June 30, 2000 fairly present the Consolidated financial position at such dates of Borrower and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since June 30, 2000, no material adverse change has occurred in the financial condition or business or in the Consolidated financial condition or business of Borrower.

               (f) Upon the Westana Effective Date, Newco shall not be required to execute and deliver to Agent a guaranty of the Obligations under Section
     7.3 of the Original Agreement.


                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

     (S) 5.I.  Ratification of Agreements.  The Original Agreement as hereby
               --------------------------
amended is hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Notes, or any other Loan Document.

     (S) 5.II.  Survival of Agreements.  All representations, warranties,
                ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     (S) 5.III. Loan Documents.  This Amendment is a Loan Document, and all
                --------------
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     (S) 5.IV. Governing Law.  This Amendment shall be governed by and
               -------------
construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     (S) 5.V.  Counterparts.  This Amendment may be separately executed in
               ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                              WESTERN GAS RESOURCES, INC.



                              By:_________________________________
                                 Name:
                                 Title:

                              BANK OF AMERICA, N.A., as Agent and Lender



                              By:__________________________________
                                 Name:
                                 Title:

                              SOCIETE GENERALE SOUTHWEST AGENCY,
                              a Lender



                              By:__________________________________
                                 Name:
                                 Title:

                              ABN AMRO BANK N.V., a Lender



                              By:____________________________________
                                 Name:
                                 Title:

                              By:____________________________________
                                 Name:
                                 Title:

                              CREDIT LYONNAIS, a Lender



                              By:_________________________________
                                 Name:
                                 Title:

                              FLEET NATIONAL BANK, a Lender



                              By:__________________________________
                                 Name:
                                 Title:

                              UNION BANK OF CALIFORNIA, N.A., a Lender



                              By:_______________________________
                                 Name:
                                 Title:


                              By:_______________________________
                                 Name:
                                 Title:

                              BANK ONE, NA, a Lender



                              By:________________________________
                                 Name:
                                 Title:

                              U.S. BANK NATIONAL ASSOCIATION,
                              a Lender



                              By:____________________________________
                                 Name:
                                 Title:

                             CONSENT AND AGREEMENT
                             ---------------------

     Each of the undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, and (ii) ratifies and confirms its respective Guaranty dated as of April 29, 1999 made by it in favor of Agent for the benefit of each Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Date:  August 25, 2000

                              MIGC, INC.


                              By:____________________________________
                                 Name:
                                 Title:



                              WESTERN GAS RESOURCES TEXAS, INC.


                              By:____________________________________
                                 Name:
                                 Title:



                              MOUNTAIN GAS RESOURCES, INC.


                              By:____________________________________
                                 Name:
                                 Title:



                              WESTERN GAS RESOURCES - OKLAHOMA,
                              INC.


                              By:____________________________________
                                 Name:
                                 Title:

                              LANCE OIL & GAS COMPANY, INC.


                              By:____________________________________
                                 Name:
                                 Title:



                              PINNACLE GAS TREATING, INC.


                              By:____________________________________
                                 Name:
                                 Title:



                              WESTERN GAS WYOMING, L.L.C.


                              By:____________________________________
                                 Name:
                                 Title:



                             CONSENT AND AGREEMENT
                             ---------------------

    The undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, and (ii) ratifies and confirms its Guaranty dated as of October 14, 1999 made by it in favor of Agent for the benefit of each Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Date:  August 25, 2000

                              MGTC, INC.


                              By:____________________________________
                                 Name:
                                 Title: